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                                                                    EXHIBIT 10.2

                                             October 21, 1996



Oneida Rostone Corp.
104 South Warner Street
Oneida, New York 13421

Oneida Molded Plastics, Corp.
 of North Carolina
Route 70, East
P.O. Box 568
Clayton, North Carolina 27520

     Re:  Amendment No. 1 to Loan and Security Agreement
          ----------------------------------------------

Gentlemen:

     Reference is made to the Loan and Security Agreement, dated February 2, 1996 (the "Loan Agreement"), by and among Congress Financial Corporation ("Lender"), Oneida Rostone Corp. ("ORC") and Oneida Molded Plastics, Corp. of North Carolina ("OMPC-NC"; together with ORC, each individually a "Borrower" and collectively, "Borrowers"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrowers or any other person, with to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     Borrowers have requested that Lender enter into certain amendments and grant certain consents in connection with the formation by ORC of certain subsidiaries for the purpose of acquiring Data Packaging, Ltd. and waive the failure of Borrowers to satisfy the existing Working Capital covenant and amend the Working Capital covenant.

     Lender is willing to enter into such amendments and grant such consents and such waiver to the extent set forth herein and subject to the terms and conditions hereof.

        1. Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the respective meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in
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addition and not in limitation, each of the following definitions:

                (i) "DPIL" shall mean Data Packaging (Ireland) Limited, a private limited liability company incorporated under the laws of the Republic of Ireland, presently a wholly owned subsidiary of DPL, and its successors and assigns.

                (ii) "DPL" shall mean Data Packaging, Ltd., a limited liability company incorporated under the laws of Bermuda, and its successors and assigns.

                (iii) "DPLAC" shall mean DPL Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of ORC, and its successors and assigns.

                (iv) "DPL Acquisition" shall mean, individually and collectively, the acquisition by DPLAC from Allied Irish Banks (Holdings and Investments) Limited or its affiliates or nominees of twenty-seven one-half (27.5%) percent of the issued and outstanding voting stock of DPL, the acquisition by DPLAC from Frank J. Guzikowski of sixty-eight (68%) percent of the issued and outstanding voting stock of DPL and the related transactions, as such transactions are described on Exhibit A hereto.

                (v) "DPL Group" shall mean, individually and collectively, DPL, DPIL, DPLAC and the other direct and indirect subsidiaries of DPLAC identified on Exhibit B hereto acquired pursuant to or formed or to be formed in connection with the DPL Acquisition.

                (vi) "DPL Purchase Agreements" shall mean, individually and collectively, the DPL 27.5% Share Purchase Agreement, the DPL 68% Share Purchase Agreement, and any other stock purchase agreements, together with all deeds, bills of sale and assignments, assumption agreements and liabilities under takings, and all other agreements, documents and instruments executed and/or delivered in connection with the DPL Acquisition, including, but not limited to those described on Exhibit C hereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                (vii) "DPL 27.5% Share Purchase Agreement" shall mean the Share Purchase Agreement dated on or about the date hereof between DPLAC and Allied Irish Banks (Holdings and Investments Limited) or its affiliates or nominees providing for the acquisition by DPLAC of twenty-seven and one-half (27.5%) percent of the issued and outstanding voting stock of DPL.

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                (viii) "DPL 68% Share Purchase Agreement" shall mean the Stock
Purchase Agreement to be entered into between DPLAC and Frank J. Guzikowski, substantially in the form of Exhibit E attached hereto, providing for the acquisition by DPLAC of sixty-eighty (68%) percent of the issued and outstanding voting stock of DPL.

                (ix) "Reunion DPL Subordinated Notes" shall mean, individually and collectively, the Subordinated Promissory Note, dated of even date herewith, by ORC payable to Reunion in the original principal amount of $750,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and the Subordinated Promissory to be executed after the date hereof by ORC payable to Reunion in the original principal amount of $1,050,000 in the form of Exhibit F attached hereto, as the same may hereafter exist or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        2.  Amendments to Definitions.
            -------------------------

                (i) Section 1.2 of the Loan Agreement is hereby amended by deleting the period at the end of Section 1.2 and adding a proviso immediately following the word "Lender", as follows:

            "; provided, that, solely for purposes of applying the financial covenant set forth in Section 10.16 hereof, (x) the assets and liabilities of the members of the DPL Group and their subsidiaries shall not be considered assets and liabilities of ORC and its subsidiaries, (y) the outstanding balance of any intercompany accounts, loans and other indebtedness owed by members of the DPL Group to ORC or its subsidiaries, other than current trade accounts for goods and services to the extent permitted by Section 10.13(a)(iii) hereof, shall not be considered assets of ORC and its subsidiaries, and (z) all investments by ORC or its subsidiaries in the members of the DPL Group and their subsidiaries shall not be considered assets of ORC and its subsidiaries."

                (ii) Section 1.65 of the Loan Agreement is hereby amended by deleting the proviso appearing at the end of Section 1.65 and substituting the following proviso therefor:

            "; provided, that, solely for purposes of applying the financial covenant set forth in Section 10.15 hereof, (w) the liabilities of Borrowers and their subsidiaries to Lender under this Agreement shall not be considered current liabilities (whether or not classified as current liabilities in

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            accordance with GAAP), (x) the current assets and current
            liabilities of the members of the DPL Group and their subsidiaries shall not be considered current assets and current liabilities of ORC and its subsidiaries, (y) current assets consisting of outstanding intercompany accounts, loans and other indebtedness of the members of the DPL Group or their subsidiaries owed to ORC or its subsidiaries, other than current trade accounts for goods and services to the extent permitted by Section 10.13(a)(iii) hereof, shall not be considered current assets of ORC or its subsidi aries, and (z) any current assets consisting of investments by ORC or its subsidiaries in the members of the DPL Group and their subsidiaries shall not be considered current assets of ORC and its subsidiaries."

        3. Consents. Subject to the terms and conditions contained herein and in the other Financing Agreements, Lender hereby consents to the formation by ORC of the direct and indirect subsidiaries of ORC comprising part of the DPL Group solely for the purpose of effecting the DPL Acquisition in accordance with the terms and conditions of the DPL Purchase Agreements as in effect on the dates of their execution and delivery, cash equity capital contributions of not more than the aggregate amount of $1,800,000 by ORC to one or more of the members of the DPL Group pursuant to the DPL Acquisition solely from the proceeds of the loans made or to be made by Reunion to ORC as evidenced by the Reunion DPL Subordinated Notes, to be used solely for the purposes of funding (i) the aggregate cash portion of the purchase price to be paid to effect the stock acquisitions contemplated by the DPL Acquisition pursuant to the terms and conditions of the DPL Purchase Agreements as in effect on the dates of their execution and delivery, and (ii) related acquisition costs and expenses for maintaining the corporate organization and existence (including franchise taxes) of DPLAC, the incurrence of the subordinated indebtedness of ORC to Reunion as evidenced by the Reunion DPL Subordinated Notes and, if made, the Additional Subordinated DPL Loans (as defined in the provisions of Section 10.10(l) of the Loan Agreement as added hereby), (d) the loans and investments by ORC to the members of the DPL Group solely from the proceeds of any Additional Subordinated DPL Loans, and (e) the sale by ORC to the members of the DPL Group and the purchase by the members of the DPL Group from ORC of Inventory or services of ORC to the extent permitted by Section 10.13(a)(iii) of the Loan Agreement as added hereby.

        4. Indebtedness. Section 10.10 of the Loan Agreement is hereby amended by deleting the word "and" at the end of Section 10.10(j), replacing the period with a semicolon and

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adding the word "and" at the end of Section 10.10(k) and adding a new Section
10.10(l), as follows:

          "(l) unsecured indebtedness of ORC to Reunion evidenced by the Reunion DPL Subordinated Notes in the aggregate original principal amount of $1,800,000 and unsecured indebtedness of ORC to Reunion to the extent of any loans to ORC ("Additional Subordinated DPL Loans"), if made by Reunion as permitted by Section 10.11(h) hereof, so long as (x) no Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default has occurred or exists or would occur or exist after giving effect to any such Additional Subordinated DPL Loan, (y) the proceeds of such Additional Subordinated DPL Loans are used by ORC in the manner permitted in
          Section 10.11(h) hereof, and (z) all of such indebtedness to Reunion is subject to, and subordinated in right of payment to, the right of Lender to receive the prior indefeasible payment in full of all of the Obligations in accordance with a written subordination agreement between Lender and Reunion in form and substance satisfactory to Lender; provided, that: (i) Borrowers shall not, directly or indirectly, make any payments in respect of such indebtedness, including, but not limited to, any prepayments, other than regularly scheduled monthly interest payments by ORC in accordance with the Reunion DPL Subordinated Notes as each is in effect on the date of issuance thereof, and, in the case of the Additional Subordinated DPL Loans (if made), in accordance with the promissory note(s) evidencing such loans as in effect on the date(s) of issuance thereof, so long as
          (A) no Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default has occurred or exists or would occur or exist after giving effect to such payment and (B) ORC shall have Excess Availability of not less than $1,000,000 and OMPC-NC shall have Excess Availability of not less than One Dollar ($1.00), in each case for the period of thirty (30) consecutive days immediately prior to making and immediately after giving effect to such payment, (ii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or

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          invest any sums for such purpose, and (iii) Borrowers shall furnish to
          Lender all notices, demands or other materials concerning such indebtedness either received by Borrowers or on their behalf, promptly after receipt thereof, or sent by Borrowers or on their behalf, concurrently with the sending thereof, as the case may be."

      5.  DPL Loans and Investments.
          -------------------------

          (a) Section 10.11 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 10.11(e), replacing the period with a semicolon appearing at the end of Section 10.11(f), and adding new Sections 10.11(g) and 10.11(h), as follows:

          "(g) cash equity capital contributions of not more than the aggregate amount of $1,800,000 by ORC to ORC's direct or indirect subsidiaries comprising the DPL Group pursuant to the DPL Acquisition solely from the proceeds of the loans made or to be made by Reunion to ORC as evidenced by the Reunion DPL Subordinated Notes, to be used solely for the purposes of (i) funding the aggregate cash portion of the purchase price to be paid to effect the stock acquisitions contemplated by the DPL Acquisition pursuant to the terms and conditions of the DPL Purchase Agreements as in effect on the dates of execution and delivery thereof and (ii) related acquisition costs and expenses for main taining the corporate organization and existence (including franchise taxes) of DPLAC; provided, that, at Lender's request, all stock certificates evidencing such investments shall be delivered and deemed pledged to Lender as additional Collateral hereunder; and (h) loans and equity investments by ORC to the members of the DPL Group so long as (i) such loans are made by ORC solely from the proceeds of Additional Subordinated DPL Loans, subject to, and subordinated in right of payment to, the right of Lender to receive the prior indefeasible payment in full of all of the Obligations in accordance with a written subordination agreement between Lender and Reunion in form and substance satisfactory to Lender, (ii) in the case of loans, such loans are evidenced by promissory notes that, at Lender's request, shall be delivered and deemed pledged to Lender as additional Collateral hereunder, (iii) in the case of equity investments, at Lender's request, all stock certificates evidencing such equity invest ments shall be delivered and deemed pledged to

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          Lender as additional Collateral hereunder, and (iv) no Event of
          Default or condition or event which with notice or passage of time or both would constitute an Event of Default has occurred or exists or would occur or exist after giving effect to such loans or investments."

          (b) Without limiting the covenants contained in Section 10.11 of the Loan Agreement, as amended hereby, it is expressly agreed that neither Borrower shall, directly or indirectly, guarantee, assume, endorse, or otherwise become responsible for or acquire the indebtedness, performance, obligations or dividends of any member of the DPL Group, or agree to do any of the foregoing.

     6. Certain Transactions with the DPL Group. Section 10.13 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of
Section 10.13(a)(i), and adding a new Section 10.13(a)(iii) after the word "and" appearing at the end of Section 10.13(a)(ii), as follows:

          "(iii) ORC may sell and the members of the DPL Group may purchase Inventory from ORC or purchase services from ORC, in each case in the ordinary course of business on prices and terms no less favorable than would have been obtained in an arm's length transaction with a non-affiliated Person, but only so long as (A) the aggregate unpaid amounts owed for such Inventory of ORC previously shipped or sold to the members of the DPL Group or for services rendered by ORC to the members of the DPL Group, and not yet paid for in cash received by ORC from the members of the DPL Group and remitted to or received by Lender through the Blocked Accounts, does not at any one time exceed $100,000 and (B) the intercompany Accounts generated by such sales of Inventory or rendition of services do not remain unpaid more than sixty (60) days past the original invoice date of such Accounts; and"

     7. Working Capital. Section 10.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "10.15 Working Capital. Borrowers shall, at all times, maintain Working Capital, determined for ORC and its subsidiaries on a consolidated basis, of not less than $750,000."

     8. Waiver. Subject to the terms and conditions contained herein, Lender hereby waives the failure of Borrowers

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to satisfy the Working Capital covenant set forth in Section 10.15 of the Loan
Agreement for the period from March 1, 1996 through the effective date hereof.

     9.   Amendments to Information Certificates.

          (a) The Information Certificate, dated February 2, 1996, of ORC attached as Exhibit A to the Loan Agreement is hereby amended by adding to
Section 12 thereof, the additional information set forth on Exhibit B hereto and deleting the corporate chart attached thereto and replacing it with the corporate chart attached as Exhibit D hereto.

          (b) The Information Certificate, dated February 2, 1996, of OMPC-NC attached as Exhibit A to the Loan Agreement is hereby amended by deleting the corporate chart attached thereto and replacing it with the corporate chart attached as Exhibit D hereto.

     10.   Corrective Amendments.

           (a) Section 8.3(i) of the Loan Agreement is hereby amended by adding the word "not" between the word "shall" and the comma contained in line 20 on page 36 of the Loan Agreement.

           (b) The initial unnumbered clause of Section 9 of the Loan Agreement is hereby amended by deleting the phrase "and generally represent" contained in the first line of such clause on page 38 of the Loan Agreement and substituting the phrase "and severally represent" therefor.

     11. Additional Representations, Warranties and Covenants. Borrowers jointly and severally represent, warrant and covenant with and to Lender as follows, which representa tions, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any and all Loans by Lender to Borrowers:

            (a) No Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments made and con sents and waiver granted by Lender pursuant to this Amendment).

            (b) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers hereunder has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof, and the agreements and

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obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against each Borrower in accordance with their terms.

            (c) Neither the execution and delivery of the DPL Purchase Agreements, nor the consummation of the transactions contemplated by the DPL Purchase Agreements, nor compliance with the provisions of the DPL Purchase Agreements or instruments thereunder shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral or the incurrence, creation, assumption of any liability, obligation or indebtedness, except the unsecured indebtedness of ORC to Reunion as permitted under, and subject to the limitations contained in Section 10.10(l) of the Loan Agreement as added hereby.

            (d) Neither the execution and delivery of the DPL Purchase Agreements nor the consummation of the transactions therein contemplated or otherwise to be taken pursuant to the DPL Acquisition, nor compliance with the provisions thereof will subject Borrowers to any tax, duty, fee or other charge, including, without limitation, any registration or transfer tax, stamp or other duty or levy, imposed by or within the United States of America, the Republic of Ireland, Bermuda, the European Union or any political subdivision or taxing authority of or in any of the foregoing.

            (e) After giving effect to the consummation of the acquisitions of stock effected pursuant to the DPL Acquisition, all of the issued and outstanding shares of capital stock of the members of the DPL Group, shall be directly and beneficially owned and held by the shareholders set forth on Exhibit B hereto who own the number of shares or percentages of the issued and outstanding shares set forth next to their names, and all of such shares shall have been duly authorized and shall be fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind.

            (f) The DPL 27.5% Share Purchase Agreement and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver, except as may be disclosed to Lender and consented to in writing by Lender) of all conditions precedent set forth therein.

            (g) After giving effect to the terms of the DPL 27.5% Share Purchase Agreement and the instruments and documents to be executed and delivered by the parties to the DPL 27.5% Share Purchase Agreement (or any of their affiliates or subsidiaries) thereunder, DPLAC has acquired good and marketable title to twenty-seven and one-half (27.5%) percent of the issued

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and outstanding voting stock of DPL and, upon execution, delivery and performance of the transactions contemplated pursuant to the DPL 68% Share Purchase Agreement, DPLAC shall have acquired good and marketable title to an additional sixty-eight (68%) percent of the issued and outstanding voting stock of DPL. ORC has delivered, or caused to be delivered, to Lender, true, correct and complete copies of the DPL 27.5% Share Purchase Agreement together with all other DPL Purchase Agreements relating to the acquisition by DPLAC of twenty-seven and one-half (27.5%) percent of the voting stock of DPL.

            (h) All actions and proceedings required by the DPL 27.5% Share Purchase Agreement, applicable law or regulation (including, without limitation, compliance with all applicable laws and regulations of the Republic of Ireland, Bermuda and the European Union) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

            (i) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions contemplated as part of the DPL Acquisition and no governmental or other action or proceeding has been threatened or commenced in the United States of America, Bermuda, the Republic of Ireland or any other country, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the DPL 27.5% Share Purchase Agreement or otherwise contemplated as part of the portion of the DPL Acquisition relating to the acquisition by DPLAC of twenty-seven and one-half (27.5%) percent of the issued and outstanding voting stock of DPL.

            (j) Neither the execution and delivery of the DPL Purchase Agreements and the Reunion DPL Subordinated Notes, nor the consummation of the transactions therein contemplated or otherwise contemplated as part of the DPL Acquisition, nor compliance with the provisions thereof, has violated or shall violate any Federal or state securities laws or any other law or regulation (including without limitation all applicable laws and regulations of the Republic of Ireland, Bermuda and the European Union) or any order or decree of any court or governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which either Borrower, any member of the DPL Group, is a party or may be bound, or violate any provision of the organizational documents of ORC or any members of the DPL Group.

            (k) ORC shall provide Lender not less than five (5) days prior written notice before the consummation of any of the transactions related to the DPL Acquisition described on

Exhibit A hereto, which notice shall describe in reasonable detail the transactions to be consummated.

            (l) ORC shall provide Lender not less than five (5) days prior written notice before the consummation of the transactions contemplated by the DPL 68% Share Purchase Agreement and the other DPL Purchase Agreements relating to the acquisition by DPLAC of sixty-eighty (68%) percent of the issued and outstanding voting stock of DPL, accompanied by true, correct and complete copies of the final forms of the DPL 68% Share Purchase Agreement and all other DPL Purchase Agreements related thereto.

            (m) Prior to or contemporaneously with the consummation of the transactions contemplated by the DPL 68% Share Purchase Agreement (i) ORC shall deliver, or cause to be delivered, to Lender a true, correct and complete copy of the Reunion DPL Subordinated Note in the original principal amount of $1,050,000, duly authorized, executed and delivered by the parties thereto and
(ii) ORC shall deliver, or cause to be delivered, to Lender, evidence that ORC has received from or on behalf of Reunion, cash or other immediately available funds in the aggregate principal amount of $1,050,000 constituting the proceeds of the loan by Reunion to ORC evidenced by the Reunion DPL Subordinated Note in the original principal amount of $1,050,000. As of the consummation of the transactions contemplated by the DPL 68% Share Purchase Agreement, the representations and warranties contained in Sections 11(f), (g), (h) and (i) of this Amendment shall be true and correct as applied, mutatis mutandis, to the DPL 68% Share Purchase Agreement and the acquisition by DPLAC of sixty-eight (68%) percent of the issued and outstanding voting stock of DPL.

            (n) The final form of DPL 68% Share Purchase Agreement, as executed and delivered by the parties thereto, shall be substantially in the form of Exhibit E annexed hereto, and neither the DPL 68% Share Purchase Agreement nor any of the other DPL Purchase Agreements relating to the acquisition by DPLAC of sixty-eight (68%) percent of the issued and outstanding voting stock of DPL shall impose any obligations, liabilities or responsibilities on either Borrower or contain any provisions that directly or indirectly conflict with or are otherwise inconsistent with any of the terms and conditions of this Amendment or the Loan Agreement as amended hereby.

            (o) The portion of the DPL Acquisition consisting of the acquisition by DPLAC pursuant to the DPL 68% Share Purchase Agreement of sixty-eight (68%) percent of the issued and outstanding voting stock of DPL, shall close, as permitted hereby, on or before January 31, 1997.

        12. Conditions to Effectiveness of Amendment. The effectiveness of the amendments and consents pursuant to this

Amendment (other than the provisions of Sections 7, 8 and 10 which shall be effective immediately) shall be subject to the satisfaction of each of the following conditions precedent:

            (a) Lender shall have received an executed original or executed original counterparts of this Amendment (as the case may be), duly authorized, executed and delivered by the respective party or parties hereto;

            (b) Lender shall have received, in form and substance satisfactory to Lender, evidence that the DPL Purchase Agreements have been duly authorized, executed and delivered by and to the appropriate parties thereto and that the transactions contemplated under the terms and conditions of the DPL Purchase Agreements have been consummated prior to or contemporaneously with the execution of this Amendment;

            (c) Lender shall have received, in form and substance satisfactory to Lender, evidence that the Reunion DPL Subordinated Note in the original principal amount of $750,000 has been duly authorized, executed and delivered by ORC and that ORC has received from or on behalf of Reunion, cash or other immediately available funds in the aggregate principal amount of $750,000 constituting the proceeds of the loan made by Reunion to ORC evidenced by the Reunion DPL Subordinated Note in the original principal amount of $750,000;

            (d) Lender shall have received, in form and substance satisfactory to Lender, a letter agreement from Reunion in favor of Lender, acknowledging that the indebtedness owed to Reunion by ORC evidenced by the Reunion DPL Subordinated Notes is included in the "Junior Debt" as defined under the Subordination Agreement, dated February 2, 1996, between Lender and Reunion, as acknowledged by Borrowers, duly authorized, executed and delivered by Reunion and Borrowers; and

            (e) no Event of Default shall exist or have occurred and no event or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

     13. Effect of this Amendment. This Amendment and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, and except for the consents and waiver expressly set forth herein, no other changes or modifications to the Financing Agreements or consents or waivers under any provisions thereof are intended or implied, and in all other respects the

Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     14. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

     15. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     16. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     17. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign in the spaces provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted, shall become a binding agreement between Borrowers and Lender.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By: __________________________

                              Title: _______________________


AGREED TO AND ACCEPTED:

ONEIDA ROSTONE CORP.

By: _________________________

Title: ______________________

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


ONEIDA MOLDED PLASTICS, CORP.
 OF NORTH CAROLINA

By: _________________________

Title: ______________________


CONSENTED TO:

____________________________
CHARLES E. BRADLEY, SR.,
 limited personal guarantor